Exhibit 13.1
PRINCIPAL EXECUTIVE

OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection

with this

Annual Report

of Diana

Shipping Inc.

(the “Company”)

on Form

20-F for

the year
ended December 31, 2022 as filed with the Securities

and Exchange Commission (the “SEC”) on or about
the

date

hereof

(the

“Report”),

I,

Semiramis

Paliou,

Chief

Executive

Officer

of

the

Company,

certify,
pursuant

to

18

U.S.C.

Section

1350,

as

adopted

pursuant

to

Section

906

of

the

Sarbanes-Oxley

Act

of
2002, that:
(1)

The

Report

fully

complies

with

the

requirements

of

Section

13(a)

or

15(d)

of

the

Securities
Exchange Act of 1934; and
(2) The

information

contained

in the

Report

fairly presents,

in all

material respects,

the financial
condition and results of operations of the Company.
A signed original

of this

written statement

has been

provided to

the Company

and will be

retained by

the
Company and furnished to the SEC or its staff

upon request.
Date: March 27, 2023
/s/ Semiramis Paliou
Semiramis Paliou
Chief Executive Officer (Principal Executive Officer)